INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.
Emerging Markets Breakout Nations Portfolio

SUMMARY PROSPECTUS  DECEMBER 13, 2016

Share Class and Ticker Symbols
Class I	Class A	Class C	Class IS
EMIPX	EMAPX	EMCPX	EMSPX

Before you invest, you may want to review the Portfolio's statutory prospectus ("Prospectus"), which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus and other information about the Portfolio, including the Statement of Additional Information ("SAI") and the most recent annual and semiannual reports to shareholders, online at www.morganstanley.com/im. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Portfolio's Prospectus and SAI, both dated December 13, 2016 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Objective

The Emerging Markets Breakout Nations Portfolio (the "Portfolio") seeks long-term capital appreciation.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio being purchased in a single transaction, together with the NAV of any Class A, Class C and Class L shares of the Portfolio of Morgan Stanley Institutional Fund, Inc. (the "Fund") already held in Related Accounts as of the date of the transaction as well as Class A, Class C and Class L shares of any other Morgan Stanley Multi-Class Fund (as defined in the section of the Prospectus entitled "Shareholder Information—Exchange Privilege" and including shares of Morgan Stanley Money Market Funds (as defined in the section of the Prospectus entitled "Shareholder Information—Exchange Privilege") which you acquired in an exchange from Class A shares of the Portfolio or Class A shares of another Morgan Stanley Multi-Class Fund) held in Related Accounts (as defined in the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares") which you acquired in an exchange from Class A shares of the Portfolio or Class A shares of another Morgan Stanley Multi-Class Fund already held in Related Accounts as of the date of the transaction, amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and on page 18 of the Prospectus in the section entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class C	Class IS
Advisory Fee	0.90%	0.90%	0.90%	0.90%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	1.00%	None
Other Expenses[3]	1.46%	1.53%	1.53%	1.38%
Total Annual Portfolio Operating Expenses*	2.36%	2.68%	3.43%	2.28%
Fee Waiver and/or Expense Reimbursement*	1.17%	1.17%	1.17%	1.18%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement*	1.19%	1.51%	2.26%	1.10%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years
Class I	$121	$624
Class A	$671	$1,208
Class C	$329	$945
Class IS	$112	$599

If You HELD Your Shares:

	1 Year	3 Years
Class I	$121	$624
Class A	$671	$1,208
Class C	$229	$945
Class IS	$112	$599

1  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See "Shareholder Information—How to Redeem Portfolio Shares" for further information about the CDSC waiver categories.

2  The Class C CDSC is only applicable if you sell your shares within one year after the last day of the month of purchase. See "Shareholder Information—How to Redeem Portfolio Shares" for a complete discussion of the CDSC.

3  Other expenses have been estimated for the current fiscal year.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I, 1.55% for Class A, 2.30% for Class C and 1.10% for Class IS. The fee waivers and/or expense reimbursement will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. Because the Portfolio had not commenced operations as of the most recent fiscal year end, no portfolio turnover rate is available for the Portfolio.

Principal Investment Strategies

The Adviser seeks to maximize returns by investing primarily in equity securities in emerging markets, which include frontier emerging markets.

The Adviser's investment approach combines top-down country allocation with bottom-up stock selection. The Adviser allocates the Portfolio's assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser emphasizes macroeconomic and fundamental research.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of issuers located in emerging market countries, which include frontier emerging market countries. This policy may be changed without shareholder approval; however, you would be notified upon 60 days' notice in writing of any changes. The Adviser generally considers selling an investment when it determines the company no longer satisfies its investment criteria.

Emerging market or developing countries are countries that major international financial institutions (such as the World Bank) or the Portfolio's benchmark index generally consider to be less economically mature than developed nations, such as the United States or most nations in Western Europe. Emerging market or developing countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The term "frontier emerging markets" refers to those emerging market countries outside the "mainstream" emerging markets, whose capital markets have traditionally been difficult for foreign investors to enter or are in early stages of capital market and/or economic development. The countries that comprise frontier emerging markets may change from time to time. The Portfolio may invest in equity securities of companies operating in frontier emerging market countries that exist now and/or in the future. Under normal circumstances, no more than 30% of the Portfolio's assets, determined at the time of investment, will be invested in equity securities of issuers located in frontier emerging market countries.

The equity securities in which the Portfolio may primarily invest include common and preferred stocks, convertible securities and equity-linked securities, rights, warrants, depositary receipts, limited partnership interests and other specialty securities having equity features. The Portfolio may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts with respect to companies operating in emerging market and frontier emerging market countries and securities of other open- and closed-end investment companies, including exchange-traded funds ("ETFs"). The Portfolio may hold or have exposure to equity securities of companies in any industry or sector.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures, options, swaps, contracts for difference ("CFDs"), structured investments and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective, and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries.

The Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Frontier Emerging Market Securities. Investing in the securities of issuers operating in frontier emerging markets involves a high degree of risk and special considerations not typically associated with investing in the securities of other foreign or U.S. issuers. In addition, the risks associated with investing in the securities of issuers operating in emerging market countries are magnified when investing in frontier emerging market countries. These types of investments could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, political or social instability, pervasiveness of corruption and crime, armed conflict, the impact on the economy of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Portfolio to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic developments which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. These risks and special considerations make investments in companies operating in frontier emerging market countries highly speculative in nature and, accordingly, an investment in the Portfolio must be viewed as highly speculative in nature and may not be suitable for an investor who is not able to afford the loss of his or her entire investment. To the extent that the Portfolio invests a significant percentage of its assets in a single frontier emerging market country, the Portfolio will be subject to heightened risk associated with investing in frontier emerging market countries and additional risks associated with that particular country. From time to time, certain of the companies in which the Portfolio expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as such a company and, as an investor in such companies, the Portfolio will be indirectly subject to those risks.

•  Investment Company Securities. Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the "1940 Act"), or as otherwise permitted by the SEC, the Portfolio may acquire shares in other investment companies, including foreign investment companies and ETFs, which may be managed by the Adviser or its affiliates. The market value of the shares of other investment companies may differ from the NAV of the Portfolio. The shares of closed-end investment companies frequently trade at a discount to their NAV. As a shareholder in an investment company, the Portfolio would bear its ratable share of that entity's expenses, including its investment advisory and administration fees. At the same time, the Portfolio would continue to pay its own advisory and administration fees and other expenses. As a result, the Portfolio and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

As of the date hereof, the Portfolio has not yet completed a full calendar year of investment operations. Upon the completion of a full calendar year of investment operations by the Portfolio, this section will include charts that provide some indication of the risks of an investment in the Portfolio, by showing the difference in annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Portfolio. Performance information for the Portfolio will be available online at www.morganstanley.com/im.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Portfolio Managers. The Portfolio is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser	Date Began Managing Portfolio
Ruchir Sharma	Managing Director	Since inception
Tim Drinkall	Managing Director	Since inception
Jitania Kandhari	Executive Director	Since inception

Purchase and Sale of Portfolio Shares

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Portfolio. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended (the "Code"), in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). In addition, you can sell Portfolio shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled "Shareholder Information—How To Purchase Portfolio Shares" and "—How To Redeem Portfolio Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

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